UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):       April 1, 2019

Plumas Bancorp

(Exact name of registrant as specified in its charter)

California	000-49883	75-2987096
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

35 S. Lindan Avenue, Quincy, CA	95971
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code       (530)283-7305

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On April 1, 2019, the Company entered into a Salary Continuation Agreement with Mr. Aaron Boigon, Executive Vice President and Chief Information Officer of Plumas Bank. The purpose of the salary continuation agreement is to provide special incentive to the executive to continue employment with the Company on a long-term basis. The agreement for Mr. Boigon will provide him with salary continuation benefits of up to $65,000 per year for 10 years after continuous employment through November 24, 2040. If Mr. Boigon terminates employment with the Company for a reason other than death prior to his normal retirement date of November 24, 2040, he will be entitled to salary continuation benefits at a reduced amount depending on his length of service with the Company.

On April 1, 2019, the Salary Continuation Agreement of Mr. Andrew J. Ryback, President and Chief Executive Officer of the Registrant and Plumas Bank was amended to increase the maximum annual benefit from $80,000 to $125,000. On this same date the Salary Continuation Agreements of Mr. Richard L. Belstock, Executive Vice President and Chief Financial Officer of the Registrant and Plumas Bank and Ms. BJ North, Executive Vice President and Chief Banking Officer of Plumas Bank were amended to increase their maximum annual benefit to $76,500 and $70,500, respectively.

Item 9.01 Exhibits

Number	Description
10.1	Amendment to Salary Continuation Agreement of Andrew J. Ryback dated April 1, 2019
10.2	Amendment to Salary Continuation Agreement of Richard L. Belstock dated April 1, 2019
10.3	Amendment to Salary Continuation Agreement of BJ North dated April 1, 2019
10.4	Salary Continuation Agreement of Aaron Boigon dated April 1, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Plumas Bancorp
(Registrant)

Date: April 2, 2019	By:	/s/ Richard L. Belstock
Name: Richard L. Belstock
Title: Chief Financial Officer

EXHIBIT INDEX

Number	Description
10.1	Amendment to Salary Continuation Agreement of Andrew J. Ryback dated April 1, 2019
10.2	Amendment to Salary Continuation Agreement of Richard L. Belstock dated April 1, 2019
10.3	Amendment to Salary Continuation Agreement of BJ North dated April 1, 2019
10.4	Salary Continuation Agreement of Aaron Boigon dated April 1, 2019